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                                                                   Exhibit 10.02



                    AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Amendment ("Amendment") to Loan and Security Agreement is dated October 10, 2000, and entered into by and between FINOVA Capital Corporation ("Lender"), and HMI Industries Inc. ("Borrower").

         WHEREAS, Lender and Borrower have entered into a Loan and Security Agreement, as amended from time to time (the "Agreement") dated May 12, 1999; and

         WHEREAS, Borrower has requested an increase in its Capital Expenditure and Indebtedness limits and for the fiscal year ended September 30, 2001; and

         WHEREAS, Lender has agreed to the increase in Borrower's Capital Expenditure and Indebtedness limits for the fiscal year ended September 30, 2001 subject to the terms and conditions set forth herein;

         NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                             ARTICLE I. DEFINITIONS

         Section 1.01. DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                             ARTICLE II. AMENDMENTS

         Section 2.01. AMENDMENT TO THE NEGATIVE COVENANTS SECTION AS SET FORTH ON PAGE 3 OF THE LOAN SCHEDULE. The Capital Expenditures subsection shall be, and the same is hereby amended as follows:

         The Capital Expenditure limit as set forth in the Capital Expendure subsection shall not exceed $4,100,000.00 for the fiscal year ending September 30, 2001, only.

         Section 2.02. AMENDMENT TO THE NEGATIVE COVENANTS SECTION AS SET FORTH ON PAGE 3 OF THE LOAN SCHEDULE. The Indebtedness subsection shall be, and the same is hereby amended as follows:

         The Indebtedness limit as set forth in the Indebtedness subsection shall not exceed $2,510,000.00 for the fiscal year ending September 30, 2001, only.

                           ARTICLE III. MISCELLANEOUS



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         Section 3.01. CONDITIONS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (unless specifically waived in writing by Lender):

(a) there shall have occurred no material adverse change in the business, operations, financial conditions, profits or prospects, or in the Collateral of the Borrower;

(b) Borrower shall have executed and delivered such other documents and instruments as Lender may require;

(c) Borrower shall have paid Lender a fee in the amount of $3,500.00 as consideration for the consent and execution of the Amendment; and

(d) all corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

         Section 3.02 RATIFICATION. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement, are ratified and confirmed and shall continue in full force and effect.

         Section 3.03 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 3.04 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns.

         Section 3.05 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. An executed facsimile of this Amendment shall be deemed to be a valid and binding agreement between the parties hereto.




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         IN WITNESS WHEREOF, the parties have executed this Amendment on the date first above written.

                                        FINOVA CAPITAL CORPORATION,
                                        as Lender

                                        By:  /s/ Melissa Schneck
                                             ----------------------------------
                                        Name:  Melissa Schneck
                                               --------------------------------
                                        Title: Vice President
                                               --------------------------------


                                        HMI INDUSTRIES INC.,
                                        as Borrower

                                        /s/ Julie A. McGraw
                                        ---------------------------------------
                                        Name: Julie A. McGraw

                                        Title: Vice President-CFO & Treasurer



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